UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2017

PARSLEY ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36463	46-4314192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

303 Colorado Street, Suite 3000

Austin, Texas 78701

(Address of Principal Executive Offices)

(Zip Code)

(737) 704-2300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Introductory Note

On April 20, 2017, Parsley Energy, Inc., a Delaware corporation (the “Company”), and its subsidiary, Parsley Energy, LLC, a Delaware limited liability company (“Parsley LLC”), completed the previously announced acquisition (the “Double Eagle Acquisition”) of all of the interests in Double Eagle Lone Star LLC, DE Operating LLC, and Veritas Energy Partners, LLC from Double Eagle Energy Permian Operating LLC (“DE Operating”), Double Eagle Energy Permian LLC (“DE Permian”), and Double Eagle Energy Permian Member LLC (together with DE Operating and DE Permian, “Double Eagle”), as well as certain related transactions with an affiliate of Double Eagle. The aggregate purchase price for the Double Eagle Acquisition consisted of approximately (i) $1.4 billion in cash and (ii) approximately 39.8 million units of Parsley LLC (“PE Units”) and a corresponding approximately 39.8 million shares of the Company’s Class B common stock. Under the Second A&R Parsley LLC Agreement (as defined below), the holders of PE Units generally have the right to exchange their PE Units (and a corresponding number of shares of the Company’s Class B common stock) for shares of the Company’s Class A common stock at an exchange ratio of one share of Class A common stock for each PE Unit (and corresponding share of the Company’s Class B common stock) exchanged, subject to conversion rate adjustments for stock splits, stock dividends and reclassifications.

The purchase price was determined based on arm’s length negotiations. Prior to the Double Eagle Acquisition, there were no material relationships between Double Eagle, on the one hand, and the Company or any of its affiliates, directors, officers or any associate of such directors or officers, on the other hand.

Item 1.01	Entry into a Material Definitive Agreement.

Second Amended and Restated Limited Liability Company Agreement of Parsley Energy, LLC

On April 20, 2017, in connection with the closing of the Double Eagle Acquisition, the Company and Parsley LLC entered into the Second Amended and Restated Limited Liability Company Agreement of Parsley LLC (the “Second A&R Parsley LLC Agreement”). The Second A&R Parsley LLC Agreement amended and restated the First Amended and Restated LLC Agreement of Parsley LLC, dated as of May 29, 2014, to provide for the admission of the entities and individuals designated by DE Operating to receive the PE Units and shares of the Company’s Class B common stock issued as consideration in connection with the closing of the Double Eagle Acquisition (“DE Operating’s Designees”) as members of Parsley LLC, among other things.

The foregoing description of the Second A&R Parsley LLC Agreement is qualified in its entirety by reference to the Second A&R Parsley LLC Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Registration Rights Agreement

In connection with the closing of the Double Eagle Acquisition, on April 20, 2017, the Company entered into a registration rights and lock-up agreement (the “Double Eagle RRA”) with DE Operating’s Designees, pursuant to which, among other things and subject to certain restrictions, the Company is required to file with the Securities and Exchange Commission an automatically effective registration statement on Form S-3 registering for resale the shares of the Company’s Class A common stock issuable upon exchange of the PE Units (and a corresponding number of shares of the Company’s Class B common stock) issued as consideration in connection with the closing of the Double Eagle Acquisition and to conduct certain underwritten offerings thereof. The holders of registrable securities under the Double Eagle RRA are subject to a 90-day lock-up period during which they may not directly or indirectly transfer any PE Units, shares of the Company’s Class B common stock, or shares of the Company’s Class A common stock, or any rights or economic interests pertaining thereto.

The foregoing description of the Double Eagle RRA is qualified in its entirety by reference to the Double Eagle RRA, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Second Amended and Restated Registration Rights Agreement

In connection with the closing of the Double Eagle Acquisition, on April 20, 2017, the Company entered into the Second Amended and Restated Registration Rights Agreement (the “Second A&R IPO RRA”), by and among the Company, Parsley LLC and the other parties thereto. The Second A&R IPO RRA amended and restated the Amended and Restated Registration Rights Agreement, dated as of May 29, 2014, by and among the Company, Parsley LLC and the other parties thereto, to, among other things, address the relative rights of the holders of registrable securities under the Double Eagle RRA and the holders of registrable securities under the Second A&R IPO RRA and to include such registrable securities in certain registration statements and underwritten offerings.

The foregoing description of the Second A&R IPO RRA is qualified in its entirety by reference to the Second A&R IPO RRA, a copy of which is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Supplemental Indentures

On April 20, 2017, the Company entered into the Third Supplemental Indenture (the “6.250% Third Supplemental Indenture”), by and among Parsley LLC, Parsley Finance Corp. (“Finance Corp” and, together with Parsley LLC, the “Issuers”), the subsidiary guarantors named therein and U.S. Bank National Association, as trustee, to the indenture dated as of May 27, 2016, relating to the 6.250% senior notes due 2024 of the Issuers (the “6.250% Notes Indenture”).

On April 20, 2017, the Company entered into the First Supplemental Indenture (the “5.375% First Supplemental Indenture”), by and among the Issuers, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee, to the indenture dated as of December 13, 2016, relating to the 5.375% senior notes due 2025 of the Issuers (the “5.375% Notes Indenture”).

On April 20, 2017, the Company entered into the First Supplemental Indenture (the “5.250% First Supplemental Indenture” and, together with the 5.375% First Supplemental Indenture and the 6.250% Third Supplemental Indenture, the “Supplemental Indentures”), by and among the Issuers, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee, to the indenture dated as of February 13, 2017, relating to the 5.250% senior notes due 2025 of the Issuers (the “5.250% Notes Indenture” and, together with the 5.375% Notes Indenture and the “6.250% Notes Indenture,” the “Indentures”).

The Supplemental Indentures provide for, among other things, the additions of Double Eagle Lone Star LLC, a Delaware limited liability company, DE Operating LLC, a Delaware limited liability company, Veritas Energy Partners, LLC, a Delaware limited liability company, and Novus Land Services LLC, a Delaware limited liability company and wholly owned subsidiary of Double Eagle Lone Star LLC, as guarantors under each Indenture.

The foregoing description of the Supplemental Indentures are qualified in their entirety by reference to the Supplemental Indentures, copies of which are attached hereto as Exhibits 4.3, 4.4 and 4.5, respectively, and are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth under “Introductory Note” above is incorporated into this Item 2.01 by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure set forth under Item 1.01 above is incorporated into this Item 3.03 by reference.

Item 7.01	Regulation FD Disclosure.

On April 20, 2017, the Company issued a news release announcing the closing of the Double Eagle Acquisition. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Report is required to be filed.

(b)	Pro Forma Financial Information

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Report is required to be filed.

(d)	Exhibits

EXHIBIT	DESCRIPTION

2.1	Contribution Agreement, dated as of February 7, 2017, by and between Parsley Energy, LLC, Parsley Energy, Inc., Double Eagle Energy Permian Operating LLC, Double Eagle Energy Permian LLC and Double Eagle Energy Permian Member LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, File No. 001-36463, filed with the Securities and Exchange Commission on February 7, 2017).

4.1	Registration Rights and Lock-Up Agreement, dated as of April 20, 2017, by and between Parsley Energy, Inc. and the Holders party thereto.

4.2	Second Amended and Restated Registration Rights Agreement, dated as of April 20, 2017, by and among Parsley Energy, LLC, Parsley Energy, Inc. and each of the parties listed as Owners on the signature pages thereto.

4.3	Third Supplemental Indenture, dated April 20, 2017, by and among Parsley Energy, LLC, Parsley Finance Corp., the subsidiary guarantors named therein and U.S. Bank National Association, as trustee, related to the 6.250% Senior Notes due 2024.

4.4	First Supplemental Indenture, dated April 20, 2017, by and among Parsley Energy, LLC, Parsley Finance Corp., the subsidiary guarantors named therein and U.S. Bank National Association, as trustee, related to the 5.375% Senior Notes due 2025.

4.5	First Supplemental Indenture, dated April 20, 2017, by and among Parsley Energy, LLC, Parsley Finance Corp., the subsidiary guarantors named therein and U.S. Bank National Association, as trustee, related to the 5.250% Senior Notes due 2025.

10.1	Second Amended and Restated Limited Liability Company Agreement of Parsley Energy, LLC, dated as of April 20, 2017.

99.1	News Release, dated April 20, 2017, titled “Parsley Energy Announces Closing of Double Eagle Acquisition.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSLEY ENERGY, INC.

By:	/s/ Colin W. Roberts
Colin W. Roberts
Executive Vice President—General Counsel

Dated: April 20, 2017

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

2.1	Contribution Agreement, dated as of February 7, 2017, by and between Parsley Energy, LLC, Parsley Energy, Inc., Double Eagle Energy Permian Operating LLC, Double Eagle Energy Permian LLC and Double Eagle Energy Permian Member LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, File No. 001-36463, filed with the Securities and Exchange Commission on February 7, 2017).

4.1	Registration Rights and Lock-Up Agreement, dated as of April 20, 2017, by and between Parsley Energy, Inc. and the Holders party thereto.

4.2	Second Amended and Restated Registration Rights Agreement, dated as of April 20, 2017, by and among Parsley Energy, LLC, Parsley Energy, Inc. and each of the parties listed as Owners on the signature pages thereto.

4.3	Third Supplemental Indenture, dated April 20, 2017, by and among Parsley Energy, LLC, Parsley Finance Corp., the subsidiary guarantors named therein and U.S. Bank National Association, as trustee, related to the 6.250% Senior Notes due 2024.

4.4	First Supplemental Indenture, dated April 20, 2017, by and among Parsley Energy, LLC, Parsley Finance Corp., the subsidiary guarantors named therein and U.S. Bank National Association, as trustee, related to the 5.375% Senior Notes due 2025.

4.5	First Supplemental Indenture, dated April 20, 2017, by and among Parsley Energy, LLC, Parsley Finance Corp., the subsidiary guarantors named therein and U.S. Bank National Association, as trustee, related to the 5.250% Senior Notes due 2025.

10.1	Second Amended and Restated Limited Liability Company Agreement of Parsley Energy, LLC, dated as of April 20, 2017.

99.1	News Release, dated April 20, 2017, titled “Parsley Energy Announces Closing of Double Eagle Acquisition.”